4th Quarter 2025 Financial Review CENTRAL BANCOMPANY January | 2026 Exhibit 99.2

Legal Disclaimer This presentation may contain forward-looking statements within the meaning of, and intended to be covered by, the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on forward-looking statements because they are subject to numerous uncertainties and factors relating to our operations and business, all of which are difficult to predict and many of which are beyond our control. Forward- looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other variations or comparable terminology and expressions. All statements other than statements of historical facts contained in this presentation are forward-looking statements. We have based the forward-looking statements contained herein on our current expectations and projections about future events and trends that we believe may affect our business, financial condition, results of operations and prospects. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors described in the section titled “Risk Factors” in our S-1/A Registration Statement. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what is expected, implied or forecasted in such forward-looking statements. These forward-looking statements are inherently uncertain and you are cautioned not to unduly rely upon these statements. We undertake no obligation to update any forward-looking statements made in this prospectus to reflect events or circumstances after the date of this prospectus or to reflect new information or the occurrence of unanticipated events, except as required by law. This presentation includes certain non-GAAP financial measures. This information supplements the results that are reported according to generally accepted accounting principles in the United States (“GAAP”) and should not be viewed in isolation from, or as a substitute for, GAAP results. The differences between the non-GAAP financial measures and the nearest comparable GAAP financial measures are reconciled later in this presentation. We are presenting these non-GAAP financial measures because we believe, when taken collectively, they may be helpful to investors because they provide consistency and comparability with past financial performance by excluding certain items that may not be indicative of our business, results of operations or outlook. Please see slides 18-22 for a reconciliation of the non-GAAP measures to the comparable GAAP measures. Within this presentation, we reference certain industry and sector information and statistics. We have obtained this information and these statistics from various independent, third-party sources. Nothing in the data used or derived from third-party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of internal surveys and independent sources. We believe that these external sources and estimates are reliable, but we have not independently verified them. Statements as to our market position are based on market data currently available to us. Although we are not aware of any misstatements regarding the demographic, economic, employment, industry and trade association data presented herein, these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change. 2

4Q25 Financial Highlights Net Income of $107.6 million EPS of $0.47 ROAA of 2.17% CET1 ratio of 28.1% Excess capital1 of $7.50 per share NIM of 4.38% Fee income ratio of 24.2% Efficiency ratio of 47.6% • Net interest income of $206.5 million; FTE NIM of 4.41%2, up 2bps • Noninterest income of $65.8 million up $1.8 million2 from adjusted noninterest income in prior quarter; fee income ratio of 24% maintained • Noninterest expense of $129.5 million; FTE efficiency ratio of 47.0%2 • EOP loans of $11.4 billion, 1% growth from prior quarter • EOP deposits of $15.9 billion, 6% growth from prior year-end3 • EOP Cash + Securities4 to total assets of 41% • TBV of $14.242 per share • Total excess capital1 of $1.8 billion, or $7.50 per share • Successful completion of IPO for $429 million of gross proceeds Income Statement Balance Sheet Capital 3 Notes: 1. Excess capital measured as the amount of capital above our Long Term CET1 target of 13.5% 2. Non-GAAP number. Please see non-GAAP reconciliation on pages 18, 19, 20, and 22 3. Comparison to prior year-end as Central’s deposits are seasonally higher at the end of Q4 due to higher public funds deposits 4. Includes Short-term earning assets

Income Statement Summary

($MM, unless otherwise stated)	Quarter Ended			% Change	
	Q4'25	Q3'25	Q4'24	QoQ	YoY
Interest Income	$255.3	$248.8	$232.7	2.6 %	9.7 %
Interest Expense	48.8	49.9	50.3	(2.2)%	(2.9)%
Net Interest Income	**206.5**	**198.9**	**182.4**	**3.8 %**	**13.2 %**
Provision for Credit Losses	3.0	3.4	2.6	(10.8)%	15.2 %
Net Interest Income After Provision for Credit Losses	**203.4**	**195.5**	**179.8**	**4.1 %**	**13.2 %**
Noninterest Income	65.8	57.1	24.0	15.2 %	NM
Noninterest Expense	129.5	126.9	124.9	2.0 %	3.7 %
Earnings Before Income Taxes	139.7	125.6	79.0	11.2 %	76.9 %
Net Income	**107.6**	**97.1**	**61.9**	**10.8 %**	**73.9 %**
Add: Investment securities loss, net of taxes [1]	-	5.3	29.9	NM	NM
Adjusted Net Income[2]	**$107.6**	**$102.4**	**$91.8**	**5.1 %**	**17.2 %**

Highlights:

- Net Income of $107.6MM, an increase of 10.8% from the prior quarter or 5.1%[2] on an adjusted basis
- Net interest income increased $7.6MM or 3.8% from the prior quarter, driven by both higher interest income and lower interest expense. Please see slide 5 for further information.
- Noninterest income growth of $1.8MM[2] or 2.8% from the prior quarter on an adjusted basis. Please see slide 6 for further information.

Notes:
1. Effective marginal tax rate of 23.84% used for all periods
2. Non-GAAP number. Please see non-GAAP reconciliation on page 21 and 22
3. Columns may not sum due to rounding differences

Central Bancompany
Strong roots. Endless possibilities.
4

Net Interest Income

Quarterly Yield Trends


6.19%
6.20%
6.23%
6.28%
6.27%
4.08%
4.23%
4.30%
4.39%
4.41%
1.20%
1.20%
1.19%
1.19%
1.14%
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Loan Yield*
Net interest margin (FTE)*
Cost of Deposits

*tax equivalent yield

Highlights:

- Net interest income (FTE)[4] of $208.1MM as of Q4'25 and $200.3MM as of Q3'25, representing an increase of 3.9% QoQ
- FTE NIM[4] increased 2 bps due to lower deposit costs and higher securities yields
- Loan yield relatively flat despite rate cuts in 2H'25
- Cost of deposits decreased 5 bps from Q3, to 1.14%

Net Interest Income (FTE) QoQ Waterfall


$200.3
$6.5
$(0.1)
$(0.7)
$2.1
$208.1
Volume
3Q25
Cash & Inv
Loans
Funding
Rate
4Q25

Estimated Change in Net Interest Income Assuming Static Balance Sheet Relative to 2025[(1)]


6%
10%
1%
3%
9%
18%
3%
8%
Base Case
(100 bps)²
+100bps²
Steepener³
2026
2027

Notes:
1. Based on standard December 31, 2025 IRR model; flows calculated relative to base case scenario; assumes static balance sheet
2. Estimated impact on net interest income from immediate parallel shifts in both short-term and long-term interest rates at the specified levels
3. Reflects an instantaneous yield curve twist, centered on the 2-year tenor, wherein the overnight rate is decreased 1.00% and the 30-year rate is increased 0.50%
4. Non-GAAP number. Please see non-GAAP reconciliation on page 18

Central Bancompany
Strong roots. Endless possibilities.

5

Noninterest Income

($MM)	Quarter-Ended Q4'25	Q3'25	Q4'24	% Change QoQ	YoY
Service charges and commissions	$14.6	$15.0	$14.3	(2.7)%	1.8 %
Payment services revenue	17.1	17.1	17.1	(0.3)%	-
Brokerage services	7.7	7.3	6.6	6.0 %	16.2 %
Fees for fiduciary services	14.2	13.0	12.3	9.6 %	15.6 %
Mortgage banking revenues, net	9.4	10.3	10.4	(8.6)%	(9.2)%
Other income	2.8	1.4	2.6	NM	6.9 %
Adjusted noninterest income[1]	**65.8**	**64.0**	**63.3**	**2.8 %**	**3.9 %**
Investment securities (losses) gains, net	-	(6.9)	(39.3)	NM	NM
Total noninterest income	**$65.8**	**$57.1**	**$24.0**	**15.2 %**	**NM**

Highlights:

- Noninterest income of $65.8MM for Q4'25, compared to $57.1MM for the prior quarter and $24.0MM for the prior year quarter
- Adjusting for securities losses in both 3Q'25 and 4Q'24, noninterest income increased by 2.8% from the prior quarter and 3.9% from the prior year quarter, driven by higher wealth fees, brokerage and fiduciary
- Wealth fees, brokerage and fiduciary, rose $1.7MM, or 8.3%, as assets under advice rose to $16.0 billion at the end of the current quarter with strong net new AUA and outperformance of investment returns
- Fee income ratio of 24.2% in Q4'25, as compared to 24.3%[1] on an adjusted basis in the prior quarter

Notes:
1. Non-GAAP number. Please see non-GAAP reconciliation on page 22
2. Columns may not sum due to rounding differences

Central Bancompany
Strong roots. Endless possibilities.
6

Noninterest Expense Highlights: ■ Noninterest expense of $129.5MM for Q4’25 ■ Efficiency ratio (FTE)1 of 47.0%, compared to 47.7% in the prior quarter ■ Salary and employee benefits increased $1.5MM, or 2.0%, primarily driven by higher performance-related expenses ■ Other expenses increased $1.9MM due to end-of-the-year adjustments across several categories and markets Quarter-Ended % Change ($MM) Q4'25 Q3'25 Q4'24 QoQ YoY Salaries and employee benefits $76.8 $75.3 $70.9 2.0% 8.3 % Net occupancy and equipment 12.7 12.7 12.0 (0.1) % 6.1 % Computer software and maintenance 5.2 6.0 4.8 (13.1) % 9.2 % Marketing and business development 5.5 4.8 5.4 13.7% 1.9 % Legal and professional fees 5.9 6.1 8.5 (3.3) % (30.4) % Bankcard processing fees 7.6 8.0 6.3 (5.5) % 21.4 % Other expenses 15.7 13.9 17.0 13.4% (7.4) % Total noninterest expense $129.5 $126.9 $124.9 2.0% 3.7 % Memo: # of Full Time Equivalent Employees 2,905 2,911 2,938 7 Notes: 1. Non-GAAP number. Please see non-GAAP reconciliation on page 19 2. Columns may not sum due to rounding differences

Loan Portfolio

Dollars in millions	Period-End Balances Q4'25	Q3'25	Q4'24	% Change QoQ	YoY
Construction & development	$571	$535	$553	6.7 %	3.3 %
Commercial, financial & agricultural	1,761	1,736	1,875	1.4 %	(6.1)%
Non-owner-occupied CRE	3,150	3,156	3,198	(0.2)%	(1.5)%
Owner-occupied CRE	1,580	1,583	1,573	(0.2)%	0.5 %
Commercial real estate	4,731	4,740	4,771	(0.2)%	(0.8)%
Total commercial loans	7,063	7,011	7,198	0.7 %	(1.9)%
Residential mortgage loans	3,321	3,251	3,106	2.2 %	6.9 %
Home equity lines of credit	411	391	349	5.1 %	17.7 %
Consumer credit card	98	93	94	5.8 %	4.8 %
Other consumer loans	551	588	903	(6.3)%	(39.0)%
Total consumer loans	4,382	4,323	4,452	1.4 %	(1.6)%
Total unpaid principal balance	11,444	11,333	11,650	1.0 %	(1.8)%
Add: Unearned income	(10)	(10)	(26)	(4.2)%	(63.4)%
Loans held for investment	**$11,435**	**$11,32**	**$11,62**	**1.0 %**	**(1.6)%**

Loan Portfolio Breakdown (%)



Consumer, 5%
Home Equity Lines, 4%
C&D, 5%
C&I, 15%
1-4 Family, 29%
Non-OO CRE, 28%
OO CRE, 14%

Highlights:

- End of period loans held for investment of $11.4 billion, an increase of 1.0% from the prior quarter
- Conversion of commercial pipeline and construction lending activity coupled with moderating payoff activity drove commercial loan growth in the quarter
- Mortgage lending and HELOC utilization increases outpaced runoff in the consumer installment portfolio

Notes:
1. Columns may not sum due to rounding differences

Central Bancompany
Strong roots. Endless possibilities.
8

Deposit Portfolio Highlights: ■ Total deposit portfolio ending balance of $15.9Bn ■ Average non-public deposit growth was 1.7% during the quarter. YoY total deposit growth of 5.9% ■ Cost of deposits of 1.14% compared to 1.19% in the prior quarter ■ Non-time deposits represent 90% of total deposits ■ Uninsured & uncollateralized deposits represent 27.5% of total deposits Period-End Balances % Change Dollars in millions Q4'25 Q3'25 Q4'24 QoQ YoY Noninterest-bearing $5,616 $5,318 $5,246 5.6% 7.1 % Savings and interest- bearing demand 8,612 7,767 8,043 10.9% 7.1 % Time 1,635 1,704 1,697 (4.1) % (3.6) % Total $15,863 $14,789 $14,986 7.3% 5.9 % Deposit Portfolio Breakdown (%) Time Deposits Noninterest- bearing Deposits Savings and Interest bearing Deposits (cost 1.52%2) (cost 3.01%2) 54% 36% 10% 9 Notes: 1. Columns may not sum due to rounding differences 2. Deposit yields shown based on current quarter on an annualized basis

Key Balance Sheet Ratios CET1 Cash + Securities / Total Assets 23.6% 24.4% 23.8% 24.6% 28.1% Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 35.8% 37.5% 36.3% 36.7% 40.9% Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Common Equity (CE) and Tangible Common Equity (TCE)(1) Loans to Deposits 77.8% 76.5% 76.7% 76.7% 72.4% Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 10 $12.50 $13.09 $12.78 $13.29 $14.24 $14.11 $14.69 $14.38 $14.88 $15.69 14.6% 15.0% 15.1% 15.6% 16.8% 16.2% 16.6% 16.6% 17.1% 18.2% CE Ratio TCE Ratio BVPS TBVPS Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Notes: Dollars in millions 1. Non-GAAP number. Please see non-GAAP reconciliation on page 20

Asset Quality Allowance for Credit Losses Nonperforming Assets / Total Assets (2)Net Charge-Offs / Average Loans (1) Delinquencies (3) Notes: Dollars in millions 1. Quarterly metrics shown on an annualized basis 2. Other NPAs include foreclosed and other repossessed assets 3. Delinquencies represent accruing loans ≥ 30 days past due $154.3 $153.7 $149.4 $149.5 $149.7 1.33% 1.34% 1.32% 1.32% 1.31% ACL / Loans HFI Allowance for Credit Losses on LHFI Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 11 $63.4 $38.8 $27.1 $23.7 $36.4 $38.0 $26.9 $16.9 $18.5 $26.4 $25.4 $11.8 $10.2 $5.2 $10.0 0.55% 0.34% 0.24% 0.21% 0.32% Delinquent Loans / Loans HFI Delinquent Commercial Loans Delinquent Consumer Loans Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 $44.7 $55.5 $53.9 $57.4 $51.9 $5.3 $6.1 $6.3 $6.6 $6.0 $25.0 $29.7 $27.1 $32.5 $28.7 $14.5 $19.7 $20.5 $18.3 $17.2 0.23% 0.28% 0.28% 0.30% 0.25% NPAs / Total Assets Nonperforming Commercial Loans Nonperforming Consumer Loans Other NPAs Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 $3.5 $3.5 $4.3 $3.4 $2.8 $2.4 $2.3 $2.9 $2.2 $2.5 $1.1 $1.2 $1.4 $1.3 $0.4 0.12% 0.12% 0.15% 0.12% 0.10% NCOs / Average Loans Commercial Net C/O Consumer Net C/O Q4'24 Q1'25 Q2'25 Q3'25 Q4'25

Consolidated and Bank Level Capital Ratios Capital Position CET1 Ratio 24.6% 28.1% 13.6% 12.9% Q3'25 Q4'25 Tier 1 Capital Ratio 24.6% 28.1% 13.6% 12.9% Q3'25 Q4'25 Total Capital Ratio 25.8% 29.3% 14.8% 14.1% Q3'25 Q4'25 Leverage Ratio 15.9% 17.9% 8.8% 8.2% Q3'25 Q4'25 Highlights: ■ Excess capital of $1.8 billion measured as the amount above our long term CET1 target of 13.5% ■ Excess capital of $7.50 per share 12

Appendix

Balance Sheet Summary ($MM, unless otherwise stated) Quarter Ended % Change ($MM, unless otherwise stated) Q4'25 Q3'25 Q4'24 QoQ YoY Interest-Bearing Cash and Bank Deposits $2,065 $1,030 $1,243 NM 66.2 % Investment Securities 6,422 6,018 5,656 6.7% 13.5 % Gross Loans 11,435 11,323 11,624 1.0% (1.6) % Total Assets 20,752 19,184 19,243 8.2% 7.8 % Total Deposits 15,863 14,789 14,986 7.3% 5.9 % Fed Funds Purchased & Customer Repurchases 1,012 959 1,007 5.5% 0.5 % Total Customer Funds 16,874 15,748 15,993 7.2% 5.5 % Total Liabilities 16,968 15,899 16,132 6.7% 5.2 % Total Stockholders' Equity $3,784 $3,284 $3,111 15.2% 21.6 % Accumulated Other Comprehensive Income (17) (39) (140) (56.7) % (87.9) % Tangible Book Value Per Share ($) $14.24 $13.29 $12.50 7.1% 13.8% 14 Notes: 1. Columns may not sum due to rounding differences

Central Bancompany's History & Overview



1902
Creation of Central Bank

1933
During the Great Depression, made loan to the State of Missouri to assist with making payroll and paying other expenses

1966
Early adopter of computerized banking, with installation of IBM mainframe

1969
Renamed The Central Trust Bank

THE CENTRAL TRUST BANK



1973
Expanded into St. Louis, Missouri

1980
First Automated Teller Machine (ATM)

1993
Added Our 50th Location

1998
Launched Internet Banking



2001-2007
Midwest expansion into Oklahoma and Kansas

2008
New Family Leadership





2017
Expanded into the State of Colorado

2019
Completed Acquisitions of Liberty Bancorp and Platte County Bancshares (Kansas City MSA)



2022
Expanded into the State of Florida

2023
Named "Best Customer Service Bank" by Newsweek

Present
1 of only 2 banks named to Top 50 of Forbes Magazine's "America's Best Banks" every year since 2009

Founded in 1902 by the great-grandfather of our Executive Chairman, Bryan Cook and currently ~$20Bn super-community bank with operations primarily in MO, KS, OK, and CO

Industry leading profitability and growth, with a ~10% earnings CAGR since 1972

Driven by a traditional, yet highly diversified and advanced, community banking business model and a consistent culture, represented by our slogan, "Strong Roots, Endless Possibilities"

Recognized as the #10 Best Bank by Forbes in 2025 and is only one of two banks that has been in the Top 50 every year since 2009

15

Central Bancompany
Strong roots. Endless possibilities.

Our Vision & Culture

To Become a Leading Financial Services Provider in Each Community We Serve

Customer Centric

- Grown the number of households served by an average of 3% per year since 2016 and high Net Promoter Score ("NPS") of 73 [1]
- Average ~14 years customer tenure [2]

Community Aligned

- Engaged participation from employees in local communities
- 28,000+ community service hours in 2025, or over 10 hours per employee

Committed to the Long-Term

- Continuous reinvestment into our business
- Current modernization project intended to provide real-time API-based capabilities

Collaborative to Succeed

- Maintain community banking model led by experienced leaders
- Continued collaboration and alignment embodied in the "Central Code"



NOTABLE CULTURE
Customer Centric
Community Aligned
Committed to the Long-Term
Collaborative to Succeed
DEDICATED EMPLOYEES
8 years average tenure
86% overall favorable employee rating
HAPPY CUSTOMERS
Net Promoter Score:73[1]
OUR VISION
To become a leader in every market we serve
24% weighted avg. MSA market share = ~2x peer median [3]

Notes:
1. Net Promoter Score represents Central Bancompany's latest available figure for Consumer, Commercial and Wealth businesses weighted by number of responses on our most recent customer survey
2. As of December 31, 2025
3. S&P Global Market Intelligence as of June 30, 2025

16
Central Bancompany
Strong roots. Endless possibilities.

Strong Roots, Endless Possibilities

Community Bank Service Model with Best-in-Class Products and Services

Denver



Kansas City



Jefferson City



St. Louis



Oklahoma City



Tulsa



Dollars in millions	Total Deposits 12/31/2025	Total Loans 12/31/2025	Return on Average Assets "ROAA" (%) (1) 4Q2025	Net Promoter Score (2) (#)	Employee Satisfaction (3) (%)
Missouri Markets:					
Jefferson City	3,362	1,429	2.27 %	77	89%
Kansas City	3,130	2,073	2.14 %	71	81%
Columbia	2,697	1,621	2.55 %	74	86%
St. Louis	1,840	1,959	2.29 %	78	91%
Springfield	1,859	1,298	2.56 %	70	87%
Lake of the Ozarks	992	597	2.54 %	76	85%
Branson	447	318	2.61 %	68	78%
Sedalia	396	268	2.50 %	69	91%
Warrensburg	366	193	1.95 %	62	94%
Other Primary Markets:					
Oklahoma	350	879	1.95 %	69	81%
Colorado	411	683	0.67 %	79	90%
Consolidated (1)	**15,863**	**11,489**	**2.17 %**	**73**	**86%**


CO
KS
MO
OK

Notes:

1. ROAA for three months ended December 31, 2025 presented on an annualized basis. Consolidated deposits and loans do not foot to 11 primary market areas due to deposits in our Other Markets.
2. NPS figures are based on most recent annual customer survey and weighted by number of responses for Consumer, Commercial and Wealth lines of business (in the case of Commercial, figure is based on responses from customers who consider the Bank to be their primary financial services provider).
3. Employee satisfaction figures represent share of employees who would recommend working at the bank based on most recent annual employee survey.

17

Central Bancompany
Strong roots. Endless possibilities.

Reconciliation of Certain Non-GAAP Metrics 18 Interest income (FTE), net interest income (FTE) and net interest margin (FTE) Q4 Q3 Q4 FY25 FY25 FY24 (dollars in thousands, except share and per share data) Interest income $ 255,284 $ 248,775 $ 232,697 Add: Tax-equivalent adjustment ¹ 1,658 1,436 1,370 Interest income (FTE) (non-GAAP) $ 256,942 $ 250,211 $ 234,067 Net interest income {a} $ 206,463 $ 198,872 $ 182,410 Add: Tax-equivalent adjustment ¹ 1,658 1,436 1,370 Net interest income (FTE) (non-GAAP) {b} $ 208,121 $ 200,308 $ 183,780 Average interest-earning assets {c} $ 18,704,393 $ 18,092,760 $ 17,904,445 Net interest margin ² {a ÷ c} 4.38% 4.36% 4.05 % Net interest margin (FTE) (non-GAAP) ² {b ÷ c} 4.41% 4.39% 4.08% ¹ Effective marginal tax rate of 23.84% used for all periods. ² Ratios for the quarters are presented on an annualized basis.

Reconciliation of Certain Non-GAAP Metrics 19 Tangible noninterest expense, adjusted total revenue (FTE) and efficiency ratio (FTE) Q4 Q3 Q4 FY25 FY25 FY24 (dollars in thousands, except share and per share data) Net interest income $ 206,463 $ 198,872 $ 182,410 Noninterest income 65,771 57,070 24,045 Total revenue {a} 272,234 255,942 206,455 Less: Investment securities loss — (6,920) (39,257) Add: Tax equivalent adjustment ¹ 1,658 1,436 1,370 Adjusted total revenue (FTE) (non-GAAP) {b} $ 273,892 $ 264,298 $ 247,082 Noninterest expense {c} $ 129,514 $ 126,945 $ 124,873 Less: Amortization of intangible assets 807 807 815 Tangible noninterest expense (non-GAAP) {d} $ 128,707 $ 126,138 $ 124,058 Efficiency ratio {c ÷ a} 47.6% 49.6% 60.5 % Efficiency ratio (FTE) (non-GAAP) {d ÷ b} 47.0% 47.7% 50.2% ¹ Effective marginal tax rate of 23.84% used for all periods.

Reconciliation of Certain Non-GAAP Metrics 20 Tangible common equity, tangible book value per share and tangible common equity to tangible assets Q4 Q3 Q4 FY25 FY25 FY24 (dollars in thousands, except share and per share data) Total stockholders' equity {a} $ 3,783,977 $ 3,284,414 $ 3,110,661 Less: Goodwill and other intangible assets 351,664 352,470 354,890 Tangible common equity (non-GAAP) {b} $ 3,432,313 $ 2,931,944 $ 2,755,771 Total shares of Class A common stock outstanding {c} 241,106 220,665 220,385 Book value per share {a ÷ c} $ 15.69 $ 14.88 $ 14.11 Tangible book value per share (non-GAAP) {b ÷ c} $ 14.24 $ 13.29 $ 12.50 Total assets {d} $ 20,751,978 $ 19,183,605 $ 19,242,543 Less: Goodwill and other intangible assets 351,664 352,470 354,890 Tangible assets (non-GAAP) {e} $ 20,400,314 $ 18,831,135 $ 18,887,653 Total stockholders' equity to total assets {a ÷ d} 18.2% 17.1% 16.2 % Tangible common equity to tangible assets (non-GAAP) {b ÷ e} 16.8% 15.6% 14.6%

Reconciliation of Certain Non-GAAP Metrics 21 Adjusted net income Q4 Q3 Q4 FY25 FY25 FY24 (dollars in thousands, except share and per share data) Net income {a} $ 107,591 $ 97,099 $ 61,885 Add: Investment securities loss, net of taxes ¹ {b} — 5,270 29,898 Adjusted net income (non-GAAP) {a} + {b} $ 107,591 $ 102,369 $ 91,783 ¹ Effective marginal tax rate of 23.84% used for all periods.

Reconciliation of Certain Non-GAAP Metrics 22 Adjusted noninterest income, adjusted total revenue and adjusted fee income ratio Q4 Q3 Q4 FY25 FY25 FY24 (dollars in thousands, except share and per share data) Noninterest income {a} $ 65,771 $ 57,070 $ 24,045 Less: Investment securities loss — (6,920) (39,257) Adjusted noninterest income (non-GAAP) {b} $ 65,771 $ 63,990 $ 63,302 Net interest income $ 206,463 $ 198,872 $ 182,410 Noninterest income 65,771 57,070 24,045 Total revenue {c} 272,234 255,942 206,455 Less: Investment securities loss — (6,920) (39,257) Adjusted total revenue (non-GAAP) {d} $ 272,234 $ 262,862 $ 245,712 Fee income ratio {a ÷ c} 24.2% 22.3% 11.6 % Adjusted fee income ratio (non-GAAP) {b ÷ d} 24.2% 24.3% 25.8%